Supplement dated March 17, 2025

to the Prospectus and Updating Summary Prospectus,
each dated April 29, 2024 (each a “Prospectus”), for:

Variable Universal Life III
Issued by Massachusetts Mutual Life Insurance Company

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

NOTICE OF FUND SUBSTITUTION

The purpose of this supplement is to announce a fund change. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined here. “We,” “Us,” or “Our” refer to Massachusetts Mutual Life Insurance Company. “You” or “Your” refer to the Owner of the policy.

At the close of the New York Stock Exchange (“NYSE”) on or about April 25, 2025 (the “Substitution Date”), in accordance with applicable law, shares of the following Existing Fund will be replaced with shares of the following Replacement Fund (the “Substitution”), set forth in the table below:

Existing Fund (Share Class)	Replacement Fund (Share Class)
Invesco V.I. Global Fund (Series I)	MML Global Fund (Class II)

Transfer of Account Value from the Existing Fund

On the Substitution Date, all Account Value in the Separate Account Division investing in the Existing Fund will automatically be reallocated to the Separate Account Division investing in the corresponding Replacement Fund. Such reallocation will not count toward transfer limits imposed by Our frequent trading and market timing policies. After the Substitution Date, You may not make any allocations to the Separate Account Division investing in the Existing Fund, and such Separate Account Division will no longer be available for investment under the policy.

The Substitution will occur at the relative net asset values of the Existing Fund’s and Replacement Fund’s shares. Your Account Value immediately prior to the Substitution will equal Your Account Value immediately after the Substitution. There will not be any tax consequences for You as a result of the Substitution. The Substitution will be performed at no cost to You. The fees and charges under Your policy will not increase as a result of the Substitution. The overall fees and expenses of the Replacement Fund are equal to or less than those of the corresponding Existing Fund. Your rights and Our obligations will not be altered in any way.

If Your Account Value is automatically transferred on the Substitution Date, You will receive a confirmation showing the transfer of Your Account Value from the Separate Account Division that invests in the Existing Fund to the Separate Account Division that invests in the corresponding Replacement Fund.

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Impact on Transaction Requests

The Separate Account Division that invests in the Existing Fund will continue to be available for premium payments, allocation elections, transfers, loans, and withdrawals until the close of the NYSE on the Substitution Date. Any premium payment, allocation election, transfer, loan, or withdrawal request involving the Separate Account Division that invests in the Existing Fund on or after the Substitution Date will default to the Separate Account Division that invests in the corresponding Replacement Fund.

Impact on Future Premium Payment Allocations

On the Substitution Date, the Replacement Fund will automatically replace the corresponding Existing Fund under Your premium payment allocation instructions.

If You do not wish to have Your future premium payments allocated to the Replacement Fund, You must send a request in Good Order to Our Administrative Office to change Your premium payment allocation instructions.

Impact on Automatic Programs

On the Substitution Date, the Replacement Fund will automatically replace the corresponding Existing Fund in all of the following automatic programs for which You selected the Existing Fund as an investment option:

•	Portfolio Rebalancing Program*
•	Dollar Cost Averaging Program*
•	Directed Monthly Deduction Program

You may change Your automatic program elections by submitting a request in Good Order to Our Administrative Office.

* If You currently transfer Account Value from the Separate Account Division that invests in the Existing Fund to the Separate Account Division that invests in the corresponding Replacement Fund (or vice versa) as part of Your Portfolio Rebalancing Program or Dollar Cost Averaging Program, Your program may terminate effective as of the Substitution Date unless You change the investment choices used in that program prior to that date.

Transfer Rights

On the Substitution Date, any Account Value remaining in the Separate Account Division that invests in the Existing Fund will be automatically reallocated to the Separate Account Division that invests in the corresponding Replacement Fund.

You may transfer Your Account Value allocated to the Separate Account Division that invests in the Existing Fund to any other Separate Account Division available under Your policy.

From the date of this Supplement to the Substitution Date, and for 30 calendar days after the Substitution Date, such transfers will not count as a transfer for purposes of any limitation on the number of transfers permitted under Your policy or transfer limits imposed by Our frequent trading and market timing policies. We do not charge a transfer fee for such transfers.

From the date of this Supplement to the Substitution Date, and for 30 calendar days after the Substitution Date, We will not exercise any rights reserved under the policy to impose additional restrictions on transfers between Separate Account Divisions.

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If You have questions about this Supplement or wish to make any changes to Your policy, please contact Your registered representative, visit Us online at www.MassMutual.com/contact-us, or call Our Administrative Office at (800) 272-2216 (8 a.m.– 8 p.m. Eastern Time).

For more information about the funds, read each fund prospectus. Prospectuses are available by going to www.MassMutual.com/variable-products, selecting the name of Your variable product, and then selecting the applicable fund. You can also request paper copies of fund prospectuses by calling Our Administrative Office at the number listed above or by emailing fundinfo@massmutual.com.

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